Exhibit 99.1
VIAVI ANNOUNCES THIRD QUARTER FISCAL 2019 RESULTS
Third Quarter

•	Net revenue of $265.2 million, up $46.5 million or 21.3% year-over-year

•	GAAP operating margin of 3.0%, up 280 bps year-over-year

•	Non-GAAP operating margin of 14.7%, down 50 bps year-over-year

•	GAAP EPS from continuing operations of $(0.02), up $0.03 year-over-year

•	Non-GAAP EPS from continuing operations of $0.13, flat year-over-year

San Jose, California, May 2, 2019 — VIAVI (NASDAQ: VIAV) today reported results for its third fiscal quarter ended March 30, 2019.  Amounts presented below are on a continuing operations basis unless otherwise noted.

Third quarter of fiscal 2019 net revenue was $265.2 million. GAAP net loss was $(4.8) million, or $(0.02) per share. Non-GAAP net income was $30.0 million, or $0.13 per share.

Second quarter of fiscal 2019 net revenue was $306.9 million. GAAP net income was $15.4 million or $0.07 per share. Non-GAAP net income was $50.9 million, or $0.22 per share.

Third quarter of fiscal 2018 net revenue was $218.7 million. GAAP net loss was $(10.7) million, or $(0.05) per share. Non-GAAP net income was $29.2 million, or $0.13 per share.

“In a seasonally weak March quarter, both NSE and OSP business segments executed well and exceeded our expectations in revenue and non-GAAP operating profit,” said Oleg Khaykin, VIAVI’s President and Chief Executive Officer.

Khaykin added, “Looking ahead into the rest of calendar 2019, we expect to see our typical seasonal demand profile re-enforced by the strength in consumer electronics benefiting OSP and continued strength in 5G Wireless and Fiber benefiting NSE.”

Financial Overview:

The tables below (in millions, except percentage, and per share data) provide comparisons of quarterly results to prior periods, including sequential quarterly and year-over-year changes. A full reconciliation between the GAAP and non-GAAP measures included in the tables is contained in this release under the section titled “Use of Non-GAAP (Adjusted) Financial Measures.”
Third Quarter Ended March 30, 2019

	GAAP Results
	Q3	Q2	Q3	Change
	FY 2019	FY 2019	FY 2018	Q/Q	Y/Y
Net revenue	$265.2	$306.9	$218.7	(13.6)%	21.3%
Gross margin	57.9%	58.0%	56.4%	(10) bps	150 bps
Operating margin	3.0%	10.7%	0.2%	(770) bps	280 bps
Income from operations	7.9	32.9	0.4	(76.0)%	1,875.0%
Net (loss) income per share from continuing operations	(0.02)	0.07	(0.05)	(128.6)%	60.0%

	Non-GAAP Results
	Q3	Q2	Q3	Change
	FY 2019	FY 2019	FY 2018	Q/Q	Y/Y
Non-GAAP gross margin	61.3%	61.2%	61.3%	10 bps	0 bps
Non-GAAP operating margin	14.7%	20.8%	15.2%	(610) bps	(50) bps
Non-GAAP income from operations	39.0	63.9	33.2	(39.0)%	17.5%
Non-GAAP net earnings per share from continuing operations	0.13	0.22	0.13	(40.9)%	—%

	Net Revenue by Segment
	Q3	% of Net	Q2	Q3	Change
	FY 2019	revenue	FY 2019	FY 2018	Q/Q	Y/Y
Network Enablement	$180.5	68.1%	$195.5	$126.5	(7.7)%	42.7%
Service Enablement	24.9	9.4%	28.2	29.9	(11.7)%	(16.7)%
Optical Security and Performance Products	59.8	22.5%	83.2	62.3	(28.1)%	(4.0)%
Total	$265.2	100.0%	$306.9	$218.7	(13.6)%	21.3%

•	Americas, Asia-Pacific and EMEA customers represented 35.9%, 31.4% and 32.7%, respectively, of total net revenue for the quarter ended March 30, 2019.

•	As of March 30, 2019, the Company held $537.5 million in total cash and investments.

•
As of March 30, 2019, the Company had $460.0 million aggregate principal amount of 1.00% Senior Convertible Notes and $225.0 million aggregate principal amount of 1.75% Senior Convertible Notes with a net carrying value of $573.5 million classified as long-term debt.

•	During the fiscal quarter ended March 30, 2019, the Company generated $41.2 million of cash from operations.

ASC 606 - Revenue from Contracts with Customers:

On July 1, 2018, VIAVI adopted Accounting Standards Update 2014-09, Revenue from Contracts with Customers, as amended (commonly referred to as “ASC 606”). ASC 606 provides a unified model to determine when and how revenue is recognized, eliminating industry specific revenue recognition guidance. The Company adopted ASC 606 under the full retrospective method, which requires the Company to recast each prior period presented consistent with the new guidance. Accordingly, the balance sheet as of June 30, 2018, condensed consolidated statements of operations, and all related financial information for all fiscal 2018 periods presented have been recast to conform to ASC 606.

To further assist users of the financial statements, the financial tables in this exhibit also include supplemental schedules of financial information for fiscal years 2017 and 2018, adjusted for ASC 606.

Business Outlook for the Fourth Quarter of Fiscal 2019

For the fourth quarter of fiscal 2019 ending June 29, 2019, the Company expects net revenue to be between $268 million to $288 million and non-GAAP earnings per share to be $0.14 to $0.16.

With respect to our expectations above, the Company has not reconciled non-GAAP net income per share to GAAP net income (loss) per share in this press release because it is unable to provide a meaningful or accurate estimate of certain reconciling items described in the “Use of Non-GAAP (Adjusted) Financial Measures” section below and the information is not available without unreasonable effort as a result of the inherent difficulty of forecasting the timing and/or amounts of certain items, including certain charges related to restructuring, acquisition, integration and related charges. In addition, the Company believes such reconciliations would imply a degree of precision that may be confusing or misleading to investors.

Conference Call

The Company will discuss these results and other related matters at 1:30 p.m. Pacific Time on May 2, 2019 in a live webcast, which will also be archived for replay on the Company’s website at www.viavisolutions.com/investors.  The Company will post supplementary slides outlining the Company’s latest financial results on www.viavisolutions.com/investors under the “Quarterly Results” section concurrently with this earnings press release. This press release is being furnished as a Current Report on Form 8-K with the Securities and Exchange Commission, and will be available at www.sec.gov.

About VIAVI Solutions

VIAVI (NASDAQ: VIAV) is a global provider of network test, monitoring and assurance solutions to communications service providers, enterprises, network equipment manufacturers, civil government, military and avionics customers, supported by a worldwide channel community including VIAVI Velocity Solution Partners. We deliver end-to-end visibility across physical, virtual and hybrid networks, enabling customers to optimize connectivity, quality of experience and profitability. VIAVI is also a leader in high performance thin film optical coatings, providing light management solutions to anti-counterfeiting, consumer electronics, automotive, defense and instrumentation markets. Learn more about VIAVI at www.viavisolutions.com. Follow us on VIAVI Perspectives, LinkedIn, Twitter, YouTube and Facebook.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements include any expectation, anticipation or guidance as to future financial performance, including future revenue, gross margin, operating expense, operating margin, profitability targets, cash flow and other financial metrics, as well as the impact and duration of certain trends and market position and conditions. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected. In particular, the Company’s ability to predict future financial performance continues to be difficult due to, among other things: (a) continuing general limited visibility across many of our product lines; (b) quarter-over-quarter product mix fluctuations, which can materially impact profitability measures due to the broad gross margin ranges across our portfolio; (c) consolidations in our customer base; (d) unforeseen changes in the demand for current and new products, technologies, services and customer purchasing delays as they assess or transition to such new technologies and/or architectures, both of which limit near-term demand visibility, and could negatively impact potential revenue; (e) continued decline of average selling prices across our businesses; (f) notable seasonality and a significant level of in-quarter book-and-ship business; (g) various product and manufacturing transfers, site consolidations, product discontinuances and the restructuring and workforce reduction plans, including the plan announced during the first quarter of fiscal 2019 that may cause short-term disruptions; (h) challenges integrating the businesses the Company has acquired and realizing all of the expected benefits and savings; (i) the ability of our suppliers and contract manufacturers to meet production and delivery requirements to our forecasted demand; (j) potential disruptions or delays to our manufacturing and operations due to natural disasters such as the recent wildfires in Northern California; (k) the uncertain impact to our supply chain of tariffs, sanctions and other trade measures imposed by domestic and foreign governments and the possibility of escalation of “trade wars”; and (l) inherent uncertainty related to global markets and the effect of such markets on demand for our products. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected. For more information on these risks, please refer to the “Risk Factors” section included in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2018 filed with the Securities and Exchange Commission. The forward-looking statements contained in this press release are made as of the date thereof and the Company assumes no obligation to update such statements.

Contact Information

Investors:
Bill Ong
408-404-4512
bill.ong@viavisolutions.com

Press:
Amit Malhotra
202-341-8624
amit.malhotra@viavisolutions.com

The following financial tables are presented in accordance with GAAP, unless otherwise specified.

-SELECTED PRELIMINARY FINANCIAL DATA -

VIAVI SOLUTIONS INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in millions, except per share data)
(unaudited)
PRELIMINARY

	Three Months Ended		Nine Months Ended
	March 30, 2019	March 31, 2018	March 30, 2019	March 31, 2018
Net revenue	$265.2	$218.7	$840.6	$615.0
Cost of revenues	103.8	89.2	332.9	245.2
Amortization of acquired technologies	7.9	6.2	25.8	14.4
Gross profit	153.5	123.3	481.9	355.4
Operating expenses:
Research and development	48.7	32.1	137.2	91.1
Selling, general and administrative	86.8	86.0	259.7	235.0
Amortization of other intangibles	9.2	4.5	29.4	11.0
Restructuring and other charges	0.9	0.3	16.0	4.3
Total operating expenses	145.6	122.9	442.3	341.4
Income from operations	7.9	0.4	39.6	14.0
Interest and other income, net	0.9	3.5	4.5	6.6
Loss on sale of investments	—	(0.1)	(0.4)	(0.1)
Interest expense	(8.0)	(11.4)	(26.2)	(35.6)
Income (loss) before taxes	0.8	(7.6)	17.5	(15.1)
Provision for income taxes	5.6	3.1	22.2	4.3
Loss from continuing operations, net of taxes	(4.8)	(10.7)	(4.7)	(19.4)
Loss from discontinued operations, net of taxes	—	—	(2.4)	—
Net loss	$(4.8)	$(10.7)	$(7.1)	$(19.4)

Net loss per share - basic and diluted:
Continuing operations	$(0.02)	$(0.05)	$(0.02)	$(0.09)
Discontinued operations	—	—	(0.01)	—
Net loss per share - basic and diluted	$(0.02)	$(0.05)	$(0.03)	$(0.09)

Shares used in per share calculations:
Basic and diluted	228.3	226.3	227.9	227.3

The preliminary financial statements are estimated based on our current information.

VIAVI SOLUTIONS INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(in millions, unaudited)
PRELIMINARY

	March 30, 2019	June 30, 2018
ASSETS
Current assets:
Cash and cash equivalents	$502.7	$611.4
Short-term investments	27.1	169.3
Restricted cash	7.7	7.3
Accounts receivable, net	223.1	218.6
Inventories, net	95.1	92.3
Prepayments and other current assets	53.9	56.3
Total current assets	909.6	1,155.2
Property, plant and equipment, net	181.6	170.5
Goodwill	371.9	336.3
Intangibles, net	218.5	235.1
Deferred income taxes	110.1	114.3
Other non-current assets	17.8	15.4
Total assets	$1,809.5	$2,026.8
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$57.5	$55.5
Accrued payroll and related expenses	52.9	52.8
Deferred revenue	61.3	60.6
Accrued expenses	33.5	30.1
Current portion of long-term debt	—	275.3
Other current liabilities	79.5	78.9
Total current liabilities	284.7	553.2
Long-term debt, net of current portion	573.5	557.9
Other non-current liabilities	223.0	180.8
Total stockholders’ equity	728.3	734.9
Total liabilities and stockholders’ equity	$1,809.5	$2,026.8

The preliminary financial statements are estimated based on our current information.

VIAVI SOLUTIONS INC.
REPORTABLE SEGMENT INFORMATION
(in millions, unaudited)
PRELIMINARY

	Three Months Ended March 30, 2019
	Network and Service Enablement
	Network Enablement	Service Enablement	Network and Service Enablement	Optical Security and Performance Products	Other Items (1)	Consolidated GAAP Measures
Net revenue	$180.5	$24.9	$205.4	$59.8	$—	$265.2

Gross profit	115.8	15.9	131.7	30.8	(9.0)	153.5
Gross margin	64.2%	63.9%	64.1%	51.5%		57.9%

Operating income			20.7	18.3	(31.1)	7.9
Operating margin			10.1%	30.6%		3.0%

	Three Months Ended March 31, 2018 (2)
	Network and Service Enablement
	Network Enablement	Service Enablement	Network and Service Enablement	Optical Security and Performance Products	Other Items (1)	Consolidated GAAP Measures
Net revenue	$126.5	$29.9	$156.4	$62.3	$—	$218.7

Gross profit	80.4	20.8	101.2	32.8	(10.7)	123.3
Gross margin	63.6%	69.6%	64.7%	52.6%		56.4%

Operating income			9.5	23.7	(32.8)	0.4
Operating margin			6.1%	38.0%		0.2%

	Nine Months Ended March 30, 2019
	Network and Service Enablement
	Network Enablement	Service Enablement	Network and Service Enablement	Optical Security and Performance Products	Other Items (1)	Consolidated GAAP Measures
Net revenue	$540.5	$79.3	$619.8	$220.8	$—	$840.6

Gross profit	344.4	54.5	398.9	112.0	(29.0)	481.9
Gross margin	63.7%	68.7%	64.4%	50.7%		57.3%

Operating income			69.9	76.8	(107.1)	39.6
Operating margin			11.3%	34.8%		4.7%

	Nine Months Ended March 31, 2018 (2)
	Network and Service Enablement
	Network Enablement	Service Enablement	Network and Service Enablement	Optical Security and Performance Products	Other Items (1)	Consolidated GAAP Measures
Net revenue	$360.1	$90.0	$450.1	$164.9	$—	$615.0

Gross profit	225.1	63.2	288.3	90.4	(23.3)	355.4
Gross margin	62.5%	70.2%	64.1%	54.8%		57.8%

Operating income			24.6	63.3	(73.9)	14.0
Operating margin			5.5%	38.4%		2.3%
(1) Other items include charges unrelated to core operating performance primarily consisting of stock-based compensation, amortization of acquisition-related intangibles, restructuring and related charges, and other charges unrelated to core operating performance.
(2) As adjusted for adoption of ASC 606.

The preliminary financial schedules are estimated based on our current information.

Use of Non-GAAP (Adjusted) Financial Measures

The Company provides non-GAAP gross margin, non-GAAP operating margin, non-GAAP net income (loss), non-GAAP net income (loss) per share, EBITDA and adjusted EBITDA financial measures as supplemental information regarding the Company’s operational performance. The Company uses the measures disclosed in this release to evaluate the Company’s historical and prospective financial performance, as well as its performance relative to its competitors. Specifically, management uses these items to further its own understanding of the Company’s core operating performance, which the Company believes represent its performance in the ordinary, ongoing and customary course of its operations. Accordingly, management excludes from core operating performance items such as those relating to certain purchase price accounting adjustments, amortization of acquisition-related intangibles and inventory step-up, stock-based compensation, restructuring, separation costs, and certain investing expenses and non-cash activities that management believes are not reflective of such ordinary, ongoing and customary course activities. Additionally, the Company excludes the results of discontinued operations in calculating non-GAAP net income (loss), non-GAAP net income (loss) per share, EBITDA and adjusted EBITDA for all periods reported. The Company believes excluding these items enables investors to evaluate more clearly and consistently the Company’s core operational performance.

The Company believes providing this additional information allows investors to see Company results through the eyes of management. The Company further believes that providing this information allows investors to better understand the Company’s financial performance and, importantly, to evaluate the efficacy of the methodology and information used by management to evaluate and measure such performance.

The non-GAAP adjustments described in this release are excluded by the Company from its non-GAAP financial measures. The non-GAAP adjustments, and the basis for excluding them, are outlined below.

Cost of revenues, costs of research and development and costs of selling, general and administrative: The Company’s GAAP presentation of gross margin and operating expenses may include (i) additional depreciation and amortization from changes in estimated useful life and the write-down of certain property, equipment and intangibles that have been identified for disposal but remained in use until the date of disposal, (ii) workforce related charges such as severance, retention bonuses and employee relocation costs related to formal restructuring plans, (iii) costs for facilities not required for ongoing operations, and costs related to the relocation of certain equipment from these facilities and/or contract manufacturer facilities, (iv) stock-based compensation, and (v) other charges unrelated to our core operating performance comprising mainly of acquisition related transaction costs, amortization of acquisition related inventory step-up, integration costs related to acquired entities, litigation and other costs and contingencies unrelated to current and future operations, including transformational initiatives such as the implementation of simplified automated processes, site consolidations, and reorganizations. The Company excludes these items in calculating non-GAAP gross margin, non-GAAP operating margin, non-GAAP net income (loss), non-GAAP net income (loss) per share, EBITDA and adjusted EBITDA. The Company believes excluding these items enables investors to evaluate more clearly and consistently the Company’s core operational performance.

Amortization of intangibles: The Company includes amortization expense related to intangibles in its GAAP presentation of cost of revenues and operating expense. The Company excludes these significant non-cash items in calculating non-GAAP gross margin, non-GAAP operating margin, non-GAAP net income (loss), non-GAAP net income (loss) per share, EBITDA and adjusted EBITDA, because it believes doing so provides investors a clearer and more consistent view of the Company’s core operating performance in terms of cost of revenues and operating expenses.

Non-cash interest expense and other expense: The Company incurred non-cash interest expense accretion of the debt discount on its convertible debt instruments. The Company incurred a loss in connection with repurchasing certain of its 0.625% Senior Convertible Notes which was recorded in interest and other income, net, in compliance with the authoritative guidance. The Company eliminates these items in calculating non-GAAP net income (loss), and non-GAAP net income (loss) per share, EBITDA and adjusted EBITDA, because it believes that in so doing, it can provide investors a clearer and more consistent view of the Company’s core operating performance.

Gain or loss on sale of available for-sale investments: The Company has sold available-for-sale investments and includes the impact of these activities in its GAAP presentation of net income (loss) and net income (loss) per share. The Company’s core business does not include making financial investments in third parties. Moreover, the amount and timing of gains and losses on the sale of available-for-sale investments are unpredictable. Consequently, the Company excludes these items in calculating non-GAAP net income (loss), non-GAAP net income (loss) per share, and adjusted EBITDA because it believes gains or losses on these sales are not related to the Company’s ongoing core business and operating performance.

Income tax expense or benefit: The Company excludes certain non-cash tax expense or benefit items, such as the utilization of net operating losses where valuation allowances were released, intra-period tax allocation benefit, the impact of US tax reform enacted in December 2017 and the tax effect for amortization of non-tax deductible intangible assets, in calculating non-GAAP net income (loss) and non-GAAP net income (loss) per share. As the Company excludes amortization of certain intangibles assets in calculating non-GAAP gross margin, non-GAAP operating profit or (loss) and non-GAAP income or (loss), the tax benefit resulting from non-tax deductible amortization expense of such intangible assets is also excluded from non-GAAP metrics. The Company believes excluding these items enables investors to evaluate more clearly and consistently the Company’s core operational performance.

Interest, taxes, depreciation, amortization and other adjustments: The Company’s EBITDA calculation primarily excludes interest and other income (expense), interest expense, taxes, depreciation and amortization, and other items that are not part of its core operating performance described above. The Company’s adjusted EBITDA excludes items in addition to the items excluded from the EBITDA calculation such as stock-based compensation, impairment of goodwill, restructuring and related charges (benefits), gain or loss on sale of available for-sale investments and other charges related to activities that are not part of its core operating performance described above. Management believes adjusted EBITDA is a good indicator of the Company’s core operational cash flow.

Non-GAAP financial measures are not in accordance with, preferable to, or an alternative for, generally accepted accounting principles in the United States. The GAAP measure most directly comparable to non-GAAP net income (loss) is net income (loss). The GAAP measure most directly comparable to non-GAAP net income (loss) per share is net income (loss) per share. The Company believes these GAAP measures alone are not fully indicative of its core operating expenses and performance and that providing non-GAAP financial measures in conjunction with GAAP measures provides valuable supplemental information regarding the Company’s overall performance.

VIAVI SOLUTIONS INC.
RECONCILIATION OF GAAP MEASURES FROM CONTINUING OPERATIONS
TO NON-GAAP MEASURES
(in millions, except per share data)
(unaudited)
PRELIMINARY
The following tables reconcile GAAP measures to non-GAAP measures:

	Three Months Ended				Nine Months Ended
	March 30, 2019		March 31, 2018 (1)		March 30, 2019		March 31, 2018 (1)
	Gross Profit	Gross Margin	Gross Profit	Gross Margin	Gross Profit	Gross Margin	Gross Profit	Gross Margin
GAAP measures from continuing operations	$153.5	57.9%	$123.3	56.4%	$481.9	57.3%	$355.4	57.8%
Stock-based compensation	1.1	0.4%	0.8	0.4%	2.8	0.3%	2.4	0.4%
Other charges unrelated to core operating performance (2)	—	—%	3.7	1.7%	0.4	0.1%	6.5	1.1%
Amortization of intangibles	7.9	3.0%	6.2	2.8%	25.8	3.1%	14.4	2.3%
Total related to Cost of Revenue	9.0	3.4%	10.7	4.9%	29.0	3.5%	23.3	3.8%
Non-GAAP measures from continuing operations	$162.5	61.3%	$134.0	61.3%	$510.9	60.8%	$378.7	61.6%

	Three Months Ended				Nine Months Ended
	March 30, 2019		March 31, 2018 (1)		March 30, 2019		March 31, 2018 (1)
	Operating Income	Operating Margin	Operating Income	Operating Margin	Operating Income	Operating Margin	Operating Income	Operating Margin
GAAP measures from continuing operations	$7.9	3.0%	$0.4	0.2%	$39.6	4.7%	$14.0	2.3%
Stock-based compensation	10.8	4.1%	7.6	3.5%	28.5	3.4%	22.8	3.7%
Other charges unrelated to core operating performance (3)	2.3	0.9%	14.2	6.5%	7.4	0.9%	21.4	3.5%
Amortization of intangibles	17.1	6.4%	10.7	4.9%	55.2	6.6%	25.4	4.1%
Restructuring and related charges	0.9	0.3%	0.3	0.1%	16.0	1.9%	4.3	0.7%
Total related to Cost of Revenue and Operating Expenses	31.1	11.7%	32.8	15.0%	107.1	12.8%	73.9	12.0%
Non-GAAP measures from continuing operations	$39.0	14.7%	$33.2	15.2%	$146.7	17.5%	$87.9	14.3%

	Three Months Ended				Nine Months Ended
	March 30, 2019		March 31, 2018 (1)		March 30, 2019		March 31, 2018 (1)
	Net (Loss) Income	Diluted EPS	Net (Loss) Income	Diluted EPS	Net (Loss) Income	Diluted EPS	Net (Loss) Income	Diluted EPS
GAAP measures from continuing operations	$(4.8)	$(0.02)	$(10.7)	$(0.05)	$(4.7)	$(0.02)	$(19.4)	$(0.09)
Items reconciling GAAP net loss from continuing operations and EPS to non-GAAP net income and EPS:
Stock-based compensation	10.8	0.05	7.6	0.03	28.5	0.12	22.8	0.10
Other charges unrelated to core operating performance (3)	2.3	0.01	14.2	0.06	7.4	0.03	21.4	0.09
Amortization of intangibles	17.1	0.07	10.7	0.05	55.2	0.24	25.4	0.11
Restructuring and related charges	0.9	—	0.3	—	16.0	0.07	4.3	0.02
Loss on sale of investments	—	—	0.1	—	0.4	—	0.1	—
Non-cash interest expense and other expense	4.8	0.02	8.4	0.04	16.3	0.07	29.7	0.13
Benefit from income taxes	(1.1)	—	(1.4)	(0.01)	(3.0)	(0.01)	(10.0)	(0.04)
Total related to net income from continuing operations and EPS	34.8	0.15	39.9	0.17	120.8	0.52	93.7	0.41
Non-GAAP measures from continuing operations	$30.0	$0.13	$29.2	$0.13	$116.1	$0.50	$74.3	$0.32
Shares used in per share calculation for Non-GAAP EPS		231.3		228.8		230.7		230.5
Note: Certain totals may not add due to rounding

(1) As adjusted for adoption of ASC 606.
(2) Other items include charges unrelated to core operating performance consisted of acquisition and integration related expenses such as amortization of acquisition related inventory step-up, site consolidations and reorganizations.
(3) Other items include charges unrelated to core operating performance primarily consisted of acquisition and integration related transformational initiatives such as the implementation of simplified automated processes, site consolidations, and reorganization, amortization of acquisition related inventory step-up, and loss on disposal of long-lived assets.

The preliminary financial schedules are estimated based on our current information.

VIAVI SOLUTIONS INC.
RECONCILIATION OF GAAP MEASURES FROM CONTINUING OPERATIONS
TO ADJUSTED EBITDA
(in millions, unaudited)
PRELIMINARY

	Three Months Ended		Nine Months Ended
	March 30, 2019	March 31, 2018 (1)	March 30, 2019	March 31, 2018 (1)
GAAP net loss from continuing operations	$(4.8)	$(10.7)	$(4.7)	$(19.4)
Interest and other income, net	(0.9)	(3.5)	(4.5)	(6.6)
Interest expense	8.0	11.4	26.2	35.6
Provision for income taxes	5.6	3.1	22.2	4.3
Depreciation	10.0	8.8	29.7	25.5
Amortization	17.1	10.7	55.2	25.4
EBITDA from continuing operations	35.0	19.8	124.1	64.8
Loss on sale of investments	—	0.1	0.4	0.1
Costs related to restructuring and related charges	0.9	0.3	16.0	4.3
Costs related to stock-based compensation	10.8	7.6	28.5	22.8
Other charges unrelated to core operating performance (2)	2.3	14.2	7.4	21.4
Adjusted EBITDA from continuing operations	$49.0	$42.0	$176.4	$113.4
Note: Certain totals may not add due to rounding

(1) As adjusted for adoption of ASC 606.
(2) Other items include charges unrelated to core operating performance primarily consisted of acquisition and integration related transformational initiatives such as the implementation of simplified automated processes, site consolidations, and reorganization, amortization of acquisition related inventory step-up, and loss on disposal of long-lived assets.

The preliminary financial schedules are estimated based on our current information.

VIAVI SOLUTIONS INC.
SUPPLEMENTAL SCHEDULE OF FINANCIAL INFORMATION ADJUSTED FOR ASC 606
(in millions, except per share data)
(US GAAP, unaudited)

Condensed Consolidated Statements of Operations Adjusted for ASC 606
During May 2014, the Financial Accounting Standards Board issued updated revenue recognition standards (ASC 606). VIAVI adopted ASC 606 on a full retrospective basis effective July 1, 2018, the first day of fiscal 2019.

The following table presents the condensed consolidated statements of operations for the quarterly and annual periods of fiscal 2018 and the annual period of fiscal 2017 as adjusted for ASC 606 (in millions, except per share data):

	Three Months Ended				Twelve Months Ended
	September 30, 2017	December 30, 2017	March 31, 2018	June 30, 2018	June 30, 2018	July 1, 2017
Net revenue	$190.9	$205.4	$218.7	$260.7	$875.7	$805.0
Cost of revenues	78.2	86.0	95.4	127.7	387.3	326.0
Gross profit	112.7	119.4	123.3	133.0	488.4	479.0
Income (loss) from operations	6.7	6.9	0.4	(12.1)	1.9	7.0
Income (loss) from continuing operations, before income tax	(5.6)	(1.9)	(7.6)	(20.6)	(35.7)	180.0
Provision for (benefit from) income taxes	2.0	(0.8)	3.1	8.6	12.9	21.4
Income (loss) from continuing operations, net of tax	(7.6)	(1.1)	(10.7)	(29.2)	(48.6)	158.6
Income from discontinued operations, net of tax	—	—	—	—	—	1.6
Net (loss) income	$(7.6)	$(1.1)	$(10.7)	$(29.2)	$(48.6)	$160.2

Net (loss) income per share - basic	$(0.03)	$0.00	$(0.05)	$(0.13)	$(0.21)	$0.70
Net (loss) income per share - diluted	$(0.03)	$0.00	$(0.05)	$(0.13)	$(0.21)	$0.68

Shares used in per share calculation - basic	228.1	227.4	226.3	226.5	227.1	229.9
Shares used in per share calculation - diluted	228.1	227.4	226.3	226.5	227.1	234.5

Note: Certain totals may not add due to rounding

VIAVI SOLUTIONS INC.
RECONCILIATION OF GAAP MEASURES TO NON-GAAP MEASURES - ASC 606
(in millions, except per share data)
(unaudited)
The following tables reconcile GAAP measures to non-GAAP measures Adjusted for ASC 606:

	Three Months Ended June 30, 2018
	Gross Profit	Gross Margin
GAAP measures	$133.0	51.0%
Stock-based compensation	0.9	0.3%
Other charges unrelated to core operating performance (1)	7.2	2.8%
Amortization of intangibles	12.3	4.7%
Total related to Cost of Revenue	20.4	7.8%
Non-GAAP measures	$153.4	58.8%
Note: Certain totals may not add due to rounding

(1) During the three-month period presented above, other charges unrelated to core operating performance primarily consisted of acquisition and integration related costs, amortization of acquisition-related inventory step-up, loss on disposal of long-lived assets.

	Three Months Ended June 30, 2018
	Operating (Loss) Income	Operating Margin
GAAP measures	$(12.1)	(4.6)%
Stock-based compensation	7.7	3.0%
Other charges unrelated to core operating performance (1)	12.0	4.6%
Amortization of intangibles	22.3	8.6%
Restructuring and related charges	4.0	1.5%
Total related to Cost of Revenue and Operating Expenses	46.0	17.7%
Non-GAAP measures	$33.9	13.0%
Note: Certain totals may not add due to rounding

(1) During the three-month period presented above, other charges unrelated to core operating performance primarily consisted of acquisition related costs, amortization of acquisition-related inventory step-up, loss on disposal of long-lived assets.

	Three Months Ended June 30, 2018
	Net (Loss) Income	Diluted EPS
GAAP measures	$(29.2)	$(0.13)
Items reconciling GAAP net loss and EPS to non-GAAP net income and EPS:
Stock-based compensation	7.7	0.03
Other charges unrelated to core operating performance (1)	12.0	0.05
Amortization of intangibles	22.3	0.10
Restructuring and related charges	4.0	0.02
Non-cash interest expense and other expense	8.4	0.04
Provision for income taxes	1.9	0.01
Total related to net income and EPS	56.3	0.25
Non-GAAP measures	$27.1	$0.12
Shares used in per share calculation for Non-GAAP EPS		229.4
Note: Certain totals may not add due to rounding

(1) During the three-month period presented above, other charges unrelated to core operating performance primarily consisted of acquisition related costs, amortization of acquisition-related inventory step-up, loss on disposal of long-lived assets.